UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 28, 2007

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

Five TEK Park
9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 28, 2007, Buckeye Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Lehman Brothers Inc. (the “Underwriter”), that provided for the issuance and sale by the Partnership, and the purchase by the Underwriter, of 1,500,000 limited partnership units of the Partnership.  On November 29, 2007, the Partnership and the Underwriter amended and restated the Underwriting Agreement to increase the number of limited partnership units being offered to 2,000,000 (the “Offered Units”).  The Underwriter is offering the Offered Units at an initial offering price to the public of $47.30 per unit.  The Underwriter has been granted an option to purchase up to 300,000 additional limited partnership units. The limited partnership units to be issued pursuant to the Underwriting Agreement are registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a shelf registration statement on Form S-3 (File No. 333-127868).  The Partnership expects the transaction to close on or about December 4, 2007.  A copy of the Amended and Restated Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Item 9.01                                               Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                                 Amended and Restated Underwriting Agreement, dated as of November 28, 2007, among Lehman Brothers Inc., as underwriter, Buckeye Partners, L.P. and Buckeye GP LLC.

5.1                                 Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Offered Units.

8.1                                 Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1                           Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

23.2                           Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:		Buckeye GP LLC,
its General Partner

	By:	/s/ Stephen C. Muther
Stephen C. Muther
President

Dated: December 3, 2007

                                                                                             Exhibit Index

Exhibit

1.1	Amended and Restated Underwriting Agreement, dated as of November 28, 2007, among Lehman Brothers Inc., as underwriter, Buckeye Partners, L.P. and Buckeye GP LLC.

5.1	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Offered Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).